FormulaFolios US Equity Fund

Institutional Class (Symbol: FFILX)

Investor Class (Symbol: FFIOX)

a series of Northern Lights Fund Trust II

(the “Fund”)

Supplement dated April 26, 2017

to the Prospectus and Statement of Additional Information (“SAI”) dated April 1, 2017

The following supersedes any contrary information contained in the Fund’s current Prospectus and SAI.

Effective May 1, 2017, Ryan Wheless will no longer serve as a portfolio manager for the Fund. Accordingly, all references to Ryan Wheless in the Prospectus and SAI are deleted. Effective, May 1, 2017, Derek Prusa will begin to serve as a portfolio manager of the Fund.

In the summary section of the Prospectus, under the heading “Portfolio Manager,” the heading and table is deleted and replaced with the following:

Portfolio Managers. The following members of the Adviser’s Investment Committee (the “Investment Committee”) are responsible for the day-to-day management of the Fund:

Portfolio Managers	Primary Title	With the Portfolio Since:

Jason Wenk	President/Chief Investment Strategist/Member of the Investment Committee	November 2015
Derek Prusa	Member of the Investment Committee	May 2017
Keith Springer	Member of the Investment Committee	November 2015

The following replaces the disclosure under the “Portfolio Manager” section on page 7 of the Prospectus and on page B-19 of the SAI:

Jason Wenk. Mr. Wenk is the founder and Chief Investment Strategist of the Adviser. Prior to founding the Adviser, Mr. Wenk also founded Retirement Wealth Advisors Inc. He started his career in 2000 at Morgan Stanley, where he worked for 2 years prior to the founding of his own firms. Mr. Wenk’s research has been highly regarded and often featured in industry publications such as The Wall Street Journal, Institutional Investor, Forbes, and Investment News. His blog, www.JasonWenk.com is one of the most read finance blogs in the United States with over 10,000 professional and individual investor subscribers.

Derek Prusa, CFA, CFP®. Mr. Prusa is the Senior Market Analyst for FormulaFolio Investments where he works diligently to research and monitor financial market conditions and select the best investment strategies for each of FormulaFolios’ proprietary models. Mr. Prusa also provides valuable insight to the affiliated advisors and clients of

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FormulaFolios by producing accessible and understandable weekly, monthly, and quarterly market commentary summaries. Mr. Prusa graduated Summa Cum Laude from Ferris State University in 2012 with a bachelor’s degree in Investment Finance. He received the Delta Sigma Pi Scholarship Key as well as the College of Business Student Excellence Award for his academic accomplishments. Since joining the FormulaFolios team in 2014, Mr. Prusa received his CFP designation and became a CFA charterholder. In 2015 he was named in LifeHealthPro’s 30 under 30.

Keith Springer. Keith Springer is the author of Facing Goliath: How to Triumph in the Dangerous Market Ahead, radio host of Smart Money with Keith Springer on 1530 AM KFBK and Talk650 KSTE, daily financial analyst for KTXL FOX40, editor of the Smart Money Newsletter, a market technician, a financial writer, multinational philanthropist, and President and founder of Springer Financial Advisors in Sacramento CA, an SEC Registered Investment Advisory Firm. He has developed a US Trademarked, proprietary process, known as Top-Down Tactical™ for building tax-efficient and retirement focused portfolios for high net worth individuals. Mr. Springer has been providing professional financial advice for more than 28 years, specializing in wealth management solutions for the most complex individual and institutional portfolios worldwide. He is a graduate of Clark University in Worcester, MA, with additional studies at Kings College, University of London.

In the SAI, under the heading, “Management of the Fund—Portfolio Manager,” the tables under the sub-headings “Other Accounts Managed by the Portfolio Manager” and “Portfolio Manager Ownership of the Fund” are replaced with the following:

Other Accounts Managed by the Portfolio Managers

The table below identifies, for the Portfolio Managers of the Fund, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that the advisory fees for any of these accounts are based on account performance, this information is reflected in separate tables below. Asset amounts are approximate as of the date of this SAI, and have been rounded. The following table lists the number and types of accounts managed by the portfolio managers and assets under management in those accounts as of November 30, 2016.

Portfolio Manager	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts

Jason Wenk	0	0	0	0	13,353	$1,572,395
Derek Prusa	0	0	0	0	13,353	$1,572,395
Keith Springer	0	0	0	0	13,353	$1,572,395

Portfolio Managers’ Ownership of the Fund

The following table shows the dollar range of equity securities beneficially owned by the portfolio managers of the Fund as of November 30, 2016:

Name of Portfolio Manager	Dollar Range of Equity Securities in Managed Fund
Jason Wenk	$0
Derek Prusa	$0
Keith Springer	$0

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You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information for Institutional Class and Investor Class shares dated April 1, 2017, which provides information that you should know about the Fund before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Fund at 1-855-907-3233.

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